PRIMO WATER CORPORATION
AMENDMENT NO. 4 TO THE AMENDED AND RESTATED PRIMO WATER CORPORATION EQUITY INCENTIVE PLAN
RECITALS
A.Pursuant to section 16(a) of the Amended and Restated Primo Water Corporation Equity Incentive Plan dated effective April 30, 2013, as amended on May 5, 2015, May 3, 2016, and March 13, 2020 (collectively, the “Plan”), the board of directors of Primo Water Corporation (the “Company”) wish to amend the Plan as hereinafter set forth.
NOW THEREFORE, this Amendment No. 4 is hereby adopted on this 4th day of August 2020, to reflect the following amendments effective as of such date:
1. Section 3(bb) of the Plan is hereby amended and restated in full as follows:
(bb) “Retirement” means termination of employment or service with the Company at the election of the Grantee after the Grantee has both (i) attained age 60, and (ii) completed ten (10) continuous years of service with the Company or its Subsidiaries. For purposes of this section 3(bb), a "year of service" shall mean each consecutive twelve-month period of service with the Company or its Subsidiaries beginning on the Grantee's first date of employment or service with the Company or a Subsidiary and each anniversary thereof. The Committee shall have sole authority to determine whether a Grantee has met the requirements for Retirement.

2. Clause (A) of Section 11 of the Plan is amended to read as follows:

(A) to a termination of employment due to Retirement, death or disability;

3. Section 12 of the Plan is hereby amended and restated in full as follows:

12. Consequences of Termination.

(a) Options/Stock Appreciation Rights (Not Performance-Based). Unless otherwise determined by the Committee, outstanding Options and/or Stock Appreciation Rights that are held by a Grantee (or the executors or administrators of such Grantee's estate, and any person or persons who acquire the right to exercise Options and/or Stock Appreciation Rights directly from the Grantee by bequest or inheritance) as of the Grantee's Date of Termination and are not subject to vesting conditions based upon the satisfaction of Performance Objectives shall be subject to the following clauses (1), (2) and (3), as applicable, except that in all events, the period for exercise of Options and/or Stock Appreciation Rights shall end no later than the last day of the maximum term thereof established under Section 6(h) or 7(d), as applicable.

(1) In the case of a Grantee's death, or the Grantee's resignation with Good Reason, or the Grantee's Termination without Cause, (x) those of the Grantee's outstanding Options and/or Stock Appreciation Rights that have become vested prior to the Grantee's Date of
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Termination shall continue to be exercisable during the period ending on the three (3) year anniversary of the Date of Termination and (y) those of Grantee’s outstanding Options and/or Stock Appreciation Rights that have not become vested prior to the Grantee’s Date of Termination shall become vested and exercisable as of the later of the Date of Termination and the one year anniversary of the Effective Date of the Award thereof and thereafter shall continue to be exercisable for the remaining portion of the period ending on the three (3) year anniversary of the Date of Termination.

(2) In the case of a Grantee's Termination due to the Grantee's resignation voluntarily (other than upon Retirement or with Good Reason), (x) those of the Grantee's outstanding Options and/or Stock Appreciation Rights that have not become vested prior to the Date of Termination shall be forfeited and cancelled as of such Date of Termination and (y) those of the Grantee's outstanding Options and/or Stock Appreciation Rights that have become vested prior to the Grantee's Date of Termination shall continue to be exercisable during the 90 day period following such Date of Termination.

(3) In the case of a Grantee's Termination due to Retirement, (x) those of the Grantee's outstanding Options and/or Stock Appreciation Rights that have become vested prior to the Grantee's Date of Termination shall continue to be exercisable during the period ending on the three (3) year anniversary of the Date of Termination and (y) any employment requirements under Section 6(f) and 7(b) shall not apply, and those of the Grantee's outstanding Options and/or Stock Appreciation Rights that have not become vested prior to the Grantee's Date of Termination shall become vested and exercisable on the date or dates on which such Options and/or Stock Appreciation Rights would have become vested if the Grantee had continued in employment with the Company or its Subsidiaries through such date or dates, and thereafter shall continue to be exercisable during the period ending on the three (3) year anniversary of the Date of Termination.

Options and/or Stock Appreciation Rights that are not exercised prior to the expiration of the exercise period following a Grantee's Date of Termination permitted under this Section 12(a) shall automatically expire on the last day of such period.

(b) Options/Stock Appreciation Rights (Performance-Based). Unless otherwise determined by the Committee, outstanding Options and/or Stock Appreciation Rights that are held by a Grantee (or the executors or administrators of such Grantee's estate, and any person or persons who acquire the right to exercise Options and/or Stock Appreciation Rights directly from the Grantee by bequest or inheritance) as of the Grantee's Date of Termination and are subject to vesting conditions based upon the satisfaction of Performance Objectives shall be subject to the following clauses (1), (2) and (3), as applicable, except that in all events, the period for exercise of Options and/or Stock Appreciation Rights shall end no later than the last day of the maximum term thereof established under Section 6(h) or 7(d), as applicable.

(1) In the case of a Grantee's death, or the Grantee's resignation with Good Reason, or the Grantee's Termination without Cause, (x) those of the Grantee's outstanding Options and/or Stock Appreciation Rights that have become vested prior to the Grantee's Date of Termination shall continue to be exercisable during the period ending on the three (3)
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year anniversary of the Date of Termination and (y) any employment requirements under Section 6(f) and 7(b) shall not apply, in which case the number of Options and/or Stock Appreciation Rights that become vested on each subsequent applicable vesting date (subject to satisfaction of the applicable Performance Objective) shall equal the pro rata number of Options and/or Stock Appreciation Rights that he or she would have earned on that vesting date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable Performance Period during which the Grantee was actually employed and thereafter shall continue to be exercisable for the remaining portion of the period ending on the three (3) year anniversary of the Date of Termination.

(2) In the case of a Grantee's Termination due to the Grantee's resignation voluntarily (other than upon Retirement or with Good Reason), (x) those of the Grantee's outstanding Options and/or Stock Appreciation Rights that have not become vested prior to the Date of Termination shall be forfeited and cancelled as of such Date of Termination and (y) those of the Grantee's outstanding Options and/or Stock Appreciation Rights that have become vested prior to the Grantee's Date of Termination shall continue to be exercisable during the 90 day period following such Date of Termination.

(3) In the case of a Grantee's Termination due to Retirement, (x) those of the Grantee's outstanding Options and/or Stock Appreciation Rights that have become vested prior to the Grantee's Date of Termination shall continue to be exercisable during the period ending on the three (3) year anniversary of the Date of Termination and (y) any employment requirements under Section 6(f) and 7(b) shall not apply, and those of the Grantee's outstanding Options and/or Stock Appreciation Rights that have not become vested prior to the Grantee's Date of Termination shall become vested and exercisable (subject to satisfaction of the applicable Performance Objective) on the date or dates on which such Options and/or Stock Appreciation Rights would have become vested if the Grantee had continued in employment with the Company or its Subsidiaries through such date or dates, and thereafter shall continue to be exercisable during the period ending on the three (3) year anniversary of the Date of Termination.

Options and/or Stock Appreciation Rights that are not exercised prior to the expiration of the exercise period following a Grantee's Date of Termination permitted under this Section 12(b) shall automatically expire on the last day of such period.

(c) Restricted Shares. Restricted Share Units. Performance Shares and Performance Units. Unless otherwise determined by the Committee, outstanding Restricted Shares, Restricted Share Units, Performance Shares and Performance Units of the Grantee (and the executors and administrators of such Grantee's estate, and any person or persons acquiring any interest directly from the Grantee by bequest or inheritance) as of the Grantee's Date of Termination shall be subject to the following clauses (1), (2) and (3), as applicable.

(1) In the case of a Grantee's death or Termination without Cause or resignation with Good Reason, any employment requirements of Section 8(c) and 9(h) and the applicable Award Agreement shall not apply, in which case the number of Restricted Shares,
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Restricted Share Units, Performance Shares and Performance Units to be deemed earned by such Grantee on each subsequent applicable vesting date shall equal the pro rata number of Restricted Shares, Restricted Share Units, Performance Shares and Performance Units that he or she would have earned on that vesting date had he or she been continuously employed through such date, as calculated by reference to the portion of the applicable Restricted Period or Performance Period during which the Grantee was actually employed (subject to satisfaction of any applicable Performance Objective), provided that time-based Restricted Share Units shall be settled according to the foregoing formula promptly after termination.

(2) In the event of a Grantee's Termination due to the Grantee's resignation voluntarily (other than upon Retirement or with Good Reason), all of the Grantee's unvested Restricted Shares, Restricted Share Units, Performance Shares and Performance Units will be forfeited immediately.

(3) In the case of a Grantee's Termination due to Retirement, any employment requirements under Section 8(c) and 9(h) shall not apply, and all of the Grantee's unvested Restricted Shares, Restricted Share Units, Performance Shares and Performance Units shall become vested on the date or dates on which such Awards would have become vested if the Grantee had continued in employment with the Company or its Subsidiaries through such date or dates (subject to satisfaction of any applicable Performance Objective).

(d) Termination for Cause. Notwithstanding any other provision hereof or in any instrument of grant, in the case of a Grantee's Termination for Cause, any and all then outstanding Awards (other than Stock Payments) granted to the Grantee, whether or not vested, shall be immediately forfeited and cancelled, without any consideration therefore, as of the commencement of the day that notice of such termination is given.

4. Section 17(d) is amended to add a new subsection (5) to read as follows:
(5) Awards Subject to Code Section 409A. Notwithstanding anything in the Plan or an Award Agreement to the contrary, for any Award that provides for deferred compensation subject to Code Section 409A (and is not otherwise exempt from the provisions of Code Section 409A), upon a Change in Control that also qualifies as a change in control for purposes of Treas. Reg. Section 1.409A-3(a)(5), then (i) subsection (2) shall apply to all such Awards and (ii) any settlement of or payment due with respect to such Award shall be made within the time frame required by Code Section 409A.
5. Section 17 is amended to add a new subsection (f) to read as follows:

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Except as otherwise expressly provided herein, all of the terms, conditions and provisions of the Plan shall remain the same, and the Plan, as amended hereby, shall continue in full force and effect.

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